                                                                  Exhibit No. 99

                                                                  BM05001 -- 1A1

BANC OF AMERICA

Balance   $6,774,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1                2              3               4               5
        Price               Yield            Yield           Yield           Yield          Yield
-----------------------------------------------------------------------------------------------------
            98-01.000           5.682           5.711           6.247           6.666           7.088
            98-05.000           5.672           5.699           6.192           6.578           6.966
            98-09.000           5.663           5.688           6.138           6.491           6.845
            98-13.000           5.653           5.676           6.084           6.403           6.724
            98-17.000           5.644           5.664           6.030           6.316           6.603
            98-21.000           5.635           5.653           5.976           6.229           6.483
            98-25.000           5.625           5.641           5.922           6.142           6.362
            98-29.000           5.616           5.629           5.868           6.055           6.242
            99-01.000           5.607           5.618           5.814           5.968           6.122
            99-05.000           5.598           5.606           5.761           5.881           6.003
            99-09.000           5.588           5.594           5.707           5.795           5.884
            99-13.000           5.579           5.583           5.654           5.709           5.764
            99-17.000           5.570           5.571           5.600           5.623           5.646

Spread @ Center Price              97             124             261             307             344
                  WAL        26.38706        17.52910         2.62458         1.56873         1.12000
             Mod Durn           13.52           10.81            2.34            1.45            1.05
     Principal Window   Jan29 - Aug33   Oct16 - Jan29   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A2

BANC OF AMERICA

Balance   $2,384,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1                2              3               4               5
        Price               Yield            Yield           Yield           Yield          Yield
-----------------------------------------------------------------------------------------------------
            97-20.000           5.707           5.717           5.996           6.431           6.769
            97-21.000           5.705           5.715           5.989           6.417           6.750
            97-22.000           5.702           5.712           5.982           6.403           6.731
            97-23.000           5.700           5.710           5.976           6.390           6.712
            97-24.000           5.698           5.708           5.969           6.376           6.693
            97-25.000           5.696           5.705           5.962           6.362           6.674
            97-26.000           5.693           5.703           5.955           6.348           6.655
            97-27.000           5.691           5.700           5.948           6.335           6.635
            97-28.000           5.689           5.698           5.941           6.321           6.616
            97-29.000           5.686           5.695           5.934           6.307           6.597
            97-30.000           5.684           5.693           5.928           6.293           6.578
            97-31.000           5.682           5.690           5.921           6.280           6.559
            98-00.000           5.680           5.688           5.914           6.266           6.540

Spread @ Center Price             104             110             222             305             351
                  WAL        28.70115        24.49534         5.54643         2.55679         1.80363
             Mod Durn           13.95           13.02            4.64            2.31            1.66
     Principal Window   Aug33 - Nov33   Jan29 - Jan30   Mar10 - Jan11   Jul07 - Sep07   Oct06 - Nov06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A3

BANC OF AMERICA

Balance   $4,592,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield            Yield           Yield           Yield          Yield
-----------------------------------------------------------------------------------------------------
            97-10.000           5.729           5.737           5.926           6.508           6.898
            97-11.000           5.727           5.735           5.921           6.495           6.879
            97-12.000           5.725           5.732           5.916           6.482           6.861
            97-13.000           5.722           5.730           5.911           6.469           6.843
            97-14.000           5.720           5.727           5.906           6.456           6.824
            97-15.000           5.718           5.725           5.902           6.444           6.806
            97-16.000           5.715           5.723           5.897           6.431           6.788
            97-17.000           5.713           5.720           5.892           6.418           6.769
            97-18.000           5.711           5.718           5.887           6.405           6.751
            97-19.000           5.709           5.715           5.882           6.392           6.733
            97-20.000           5.706           5.713           5.877           6.379           6.715
            97-21.000           5.704           5.711           5.872           6.366           6.696
            97-22.000           5.702           5.708           5.867           6.353           6.678

Spread @ Center Price             106             107             189             311             361
                  WAL        29.06088        26.05407         8.27904         2.73335         1.89402
             Mod Durn           13.99           13.36            6.40            2.46            1.74
     Principal Window   Nov33 - May34   Jan30 - Mar32   Jan11 - Mar16   Sep07 - Nov07   Nov06 - Jan07
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
-----------   ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A4

BANC OF AMERICA

Balance   $890,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000       Dated           01/01/2005   NET(1)   5.554101      WALA(1)     1
Settle    01/31/2005    First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-19.000           5.781           5.784           5.863           6.707           7.212
            96-20.000           5.778           5.782           5.860           6.695           7.195
            96-21.000           5.776           5.779           5.857           6.683           7.177
            96-22.000           5.774           5.777           5.853           6.671           7.160
            96-23.000           5.771           5.775           5.850           6.659           7.142
            96-24.000           5.769           5.772           5.847           6.647           7.125
            96-25.000           5.767           5.770           5.844           6.635           7.108
            96-26.000           5.764           5.768           5.841           6.623           7.090
            96-27.000           5.762           5.765           5.838           6.611           7.073
            96-28.000           5.760           5.763           5.834           6.599           7.056
            96-29.000           5.758           5.761           5.831           6.587           7.038
            96-30.000           5.755           5.758           5.828           6.575           7.021
            96-31.000           5.753           5.756           5.825           6.563           7.004

Spread @ Center Price             111             111             148             327             390
                  WAL        29.54793        28.42945        16.25380         2.99758         2.02772
             Mod Durn           14.03           13.81           10.19            2.67            1.85
     Principal Window   May34 - Jan35   Mar32 - Jan35   Mar16 - Jan35   Nov07 - Mar08   Jan07 - Feb07
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
-----------   ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A5

BANC OF AMERICA

Balance   $2,000,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-27.000           5.763           5.767           5.875           6.634           7.103
            96-28.000           5.760           5.765           5.871           6.622           7.085
            96-29.000           5.758           5.763           5.868           6.609           7.068
            96-30.000           5.756           5.760           5.864           6.597           7.050
            96-31.000           5.753           5.758           5.861           6.585           7.032
            97-00.000           5.751           5.756           5.857           6.573           7.015
            97-01.000           5.749           5.753           5.853           6.560           6.997
            97-02.000           5.747           5.751           5.850           6.548           6.980
            97-03.000           5.744           5.749           5.846           6.536           6.962
            97-04.000           5.742           5.746           5.843           6.524           6.944
            97-05.000           5.740           5.744           5.839           6.511           6.927
            97-06.000           5.737           5.742           5.836           6.499           6.909
            97-07.000           5.735           5.739           5.832           6.487           6.892

Spread @ Center Price             109             110             159             320             380
                  WAL        29.41759        27.77015        13.05477         2.92684         1.98611
             Mod Durn           14.03           13.70            9.00            2.62            1.82
     Principal Window   May34 - Aug34   Mar32 - Jun33   Mar16 - Apr20   Nov07 - Jan08   Jan07 - Jan07
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A6

BANC OF AMERICA

Balance   $2,000,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-11.000           5.799           5.800           5.853           6.777           7.317
            96-12.000           5.796           5.798           5.851           6.765           7.300
            96-13.000           5.794           5.796           5.848           6.753           7.283
            96-14.000           5.792           5.793           5.845           6.742           7.266
            96-15.000           5.789           5.791           5.842           6.730           7.249
            96-16.000           5.787           5.789           5.839           6.718           7.232
            96-17.000           5.785           5.787           5.836           6.706           7.215
            96-18.000           5.782           5.784           5.834           6.694           7.197
            96-19.000           5.780           5.782           5.831           6.683           7.180
            96-20.000           5.778           5.780           5.828           6.671           7.163
            96-21.000           5.776           5.777           5.825           6.659           7.146
            96-22.000           5.773           5.775           5.822           6.647           7.129
            96-23.000           5.771           5.773           5.819           6.635           7.112

Spread @ Center Price             113             113             138             333             400
                  WAL        29.67826        29.08875        19.45284         3.06831         2.06933
             Mod Durn           14.03           13.92           11.40            2.73            1.89
     Principal Window   Aug34 - Jan35   Jun33 - Jan35   Apr20 - Jan35   Jan08 - Mar08   Jan07 - Feb07
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
-----------   ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A7

BANC OF AMERICA

Balance   $5,850,000.00   Delay           24           Index           LIBOR_1MO | 2.5   WAC(1)   5.811600638   WAM(1)    357
Coupon    3.70000         Dated           01/01/2005   Mult / Margin   1.0 / 1.3         NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005   Cap / Floor     7 / 1.3

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            99-05.000           3.866           3.877           4.070           4.221           4.372
            99-06.000           3.864           3.874           4.057           4.200           4.343
            99-07.000           3.862           3.872           4.044           4.179           4.314
            99-08.000           3.860           3.869           4.031           4.158           4.284
            99-09.000           3.858           3.867           4.018           4.136           4.255
            99-10.000           3.856           3.864           4.005           4.115           4.226
            99-11.000           3.854           3.862           3.992           4.094           4.197
            99-12.000           3.852           3.859           3.979           4.073           4.167
            99-13.000           3.850           3.857           3.966           4.052           4.138
            99-14.000           3.848           3.854           3.953           4.031           4.109
            99-15.000           3.847           3.852           3.940           4.010           4.080
            99-16.000           3.845           3.849           3.928           3.989           4.050
            99-17.000           3.843           3.847           3.915           3.968           4.021
-----------------------------------------------------------------------------------------------------
Spread @ Center Price             -80             -54              69             103             128
                  WAL        26.38706        17.52910         2.62458         1.56873         1.12000
             Mod Durn           16.34           12.45            2.42            1.49            1.07
     Principal Window   Jan29 - Aug33   Oct16 - Jan29   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A8

BANC OF AMERICA

Balance   $3,510,000.00   Delay           24           Index           LIBOR_1MO | 2.5      WAC(1)   5.811600638   WAM(1)    357
Coupon    8.50000         Dated           01/01/2005   Mult / Margin   -1.66666667 / 12.5   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005   Cap / Floor     12.5 / 3

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            97-21.000           8.653           8.683           9.284           9.755          10.230
            97-22.000           8.650           8.680           9.269           9.732          10.199
            97-23.000           8.647           8.676           9.255           9.709          10.167
            97-24.000           8.644           8.672           9.241           9.686          10.136
            97-25.000           8.641           8.669           9.226           9.663          10.105
            97-26.000           8.638           8.665           9.212           9.640          10.073
            97-27.000           8.635           8.661           9.197           9.618          10.042
            97-28.000           8.632           8.658           9.183           9.595          10.011
            97-29.000           8.628           8.654           9.169           9.572           9.979
            97-30.000           8.625           8.650           9.154           9.549           9.948
            97-31.000           8.622           8.647           9.140           9.526           9.917
            98-00.000           8.619           8.643           9.125           9.504           9.885
            98-01.000           8.616           8.639           9.111           9.481           9.854

Spread @ Center Price             398             426             589             655             712
                  WAL        26.38706        17.52910         2.62458         1.56873         1.12000
             Mod Durn           10.17            8.69            2.20            1.39            1.01
     Principal Window   Jan29 - Aug33   Oct16 - Jan29   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BM05001 -- 1A9

BANC OF AMERICA

Balance   $13,029,133.00   Delay           0            Index           LIBOR_1MO | 2.5   WAC(1)   5.811600638   WAM(1)    357
Coupon    3.01000          Dated           01/25/2005   Mult / Margin   1.0 / .6          NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005       First Payment   02/25/2005   Cap / Floor     7.5 / .6

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            99-18.000           3.152           3.161           3.272           3.369           3.464
            99-19.000           3.150           3.158           3.260           3.350           3.439
            99-20.000           3.148           3.155           3.249           3.332           3.413
            99-21.000           3.145           3.152           3.238           3.313           3.388
            99-22.000           3.143           3.149           3.227           3.295           3.362
            99-23.000           3.140           3.146           3.216           3.277           3.337
            99-24.000           3.138           3.143           3.204           3.258           3.311
            99-25.000           3.136           3.140           3.193           3.240           3.286
            99-26.000           3.133           3.137           3.182           3.221           3.261
            99-27.000           3.131           3.134           3.171           3.203           3.235
            99-28.000           3.128           3.131           3.160           3.185           3.210
            99-29.000           3.126           3.128           3.148           3.166           3.184
            99-30.000           3.124           3.125           3.137           3.148           3.159
Spread @ Center Price            -128            -111             -16              12              34
                  WAL        18.08193        12.85281         2.98647         1.78267         1.27570
             Mod Durn           13.15           10.27            2.79            1.70            1.23
     Principal Window   Feb05 - Mar30   Feb05 - Jun22   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A10

BANC OF AMERICA

Balance  $3,272,090.00  Delay          0           Index          LIBOR_1MO | 2.5           WAC(1)  5.811600638  WAM(1)   357
Coupon   14.29502       Dated          01/25/2005  Mult / Margin  -3.98189965 / 23.8913979  NET(1)  5.554101     WALA(1)  1
Settle   01/31/2005     First Payment  02/25/2005  Cap / Floor    23.8913979 / 0.

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            97-10.000          14.822          14.855          15.560          16.199          16.846
            97-11.000          14.816          14.849          15.546          16.177          16.816
            97-12.000          14.810          14.843          15.531          16.155          16.786
            97-13.000          14.805          14.837          15.517          16.133          16.756
            97-14.000          14.799          14.830          15.502          16.111          16.726
            97-15.000          14.793          14.824          15.488          16.089          16.697
            97-16.000          14.788          14.818          15.473          16.067          16.667
            97-17.000          14.782          14.812          15.459          16.045          16.637
            97-18.000          14.776          14.806          15.445          16.023          16.607
            97-19.000          14.771          14.800          15.430          16.001          16.578
            97-20.000          14.765          14.794          15.416          15.979          16.548
            97-21.000          14.759          14.788          15.401          15.957          16.518
            97-22.000          14.754          14.782          15.387          15.935          16.489
Spread @ Center Price            1037            1056            1211            1293            1369
                  WAL        18.08193        12.85281         2.98647         1.78267         1.27570
             Mod Durn            5.64            5.28            2.22            1.45            1.07
     Principal Window   Feb05 - Mar30   Feb05 - Jun22   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A11

BANC OF AMERICA

Balance  $1,465,777.00  Delay          0           Index          LIBOR_1MO | 2.5            WAC(1)  5.811600638  WAM(1)   357
Coupon   8.00000        Dated          01/25/2005  Mult / Margin  -8.88888711 / 61.33332268  NET(1)  5.554101     WALA(1)  1
Settle   01/31/2005     First Payment  02/25/2005  Cap / Floor    8 / 0

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            98-20.000           8.293           8.317           8.675           8.991           9.306
            98-21.000           8.289           8.313           8.662           8.971           9.279
            98-22.000           8.285           8.308           8.649           8.951           9.252
            98-23.000           8.282           8.304           8.637           8.931           9.224
            98-24.000           8.278           8.300           8.624           8.911           9.197
            98-25.000           8.274           8.296           8.612           8.891           9.170
            98-26.000           8.271           8.291           8.599           8.871           9.142
            98-27.000           8.267           8.287           8.586           8.851           9.115
            98-28.000           8.263           8.283           8.574           8.831           9.088
            98-29.000           8.260           8.279           8.561           8.811           9.061
            98-30.000           8.256           8.274           8.549           8.791           9.033
            98-31.000           8.252           8.270           8.536           8.771           9.006
            99-00.000           8.249           8.266           8.524           8.752           8.979

Spread @ Center Price             386             403             523             573             617
                  WAL        18.08193        12.85281         2.98647         1.78267         1.27570
             Mod Durn            8.57            7.44            2.51            1.59            1.16
     Principal Window   Feb05 - Mar30   Feb05 - Jun22   Feb05 - Mar10   Feb05 - Jul07   Feb05 - Oct06
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A12

BANC OF AMERICA

Balance   $4,233,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.50000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            98-04.000           5.621           5.640           7.014           7.928           8.951
            98-05.000           5.620           5.638           6.983           7.878           8.879
            98-06.000           5.619           5.637           6.952           7.827           8.806
            98-07.000           5.617           5.635           6.922           7.777           8.734
            98-08.000           5.616           5.634           6.891           7.727           8.663
            98-09.000           5.615           5.632           6.860           7.677           8.591
            98-10.000           5.614           5.630           6.830           7.627           8.519
            98-11.000           5.612           5.629           6.799           7.577           8.447
            98-12.000           5.611           5.627           6.768           7.527           8.375
            98-13.000           5.610           5.625           6.738           7.477           8.304
            98-14.000           5.609           5.624           6.707           7.427           8.232
            98-15.000           5.608           5.622           6.677           7.377           8.160
            98-16.000           5.606           5.621           6.646           7.327           8.089

Spread @ Center Price              96             114             391             485             581
                  WAL        26.94230        20.51995         1.10562         0.67075         0.46645
             Mod Durn           26.10           19.62            1.03            0.63            0.44
     Principal Window   Apr30 - Aug33   Jun22 - Jan29   Feb05 - Sep06   Feb05 - Feb06   Feb05 - Oct05
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A18

BANC OF AMERICA

Balance   $4,467,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.25000         Dated           01/01/2005   NET(1)   5.5541        WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            97-10.500           5.468           5.473           5.529           5.727           5.959
            97-11.500           5.466           5.470           5.526           5.721           5.950
            97-12.500           5.464           5.468           5.523           5.715           5.941
            97-13.500           5.462           5.466           5.520           5.710           5.932
            97-14.500           5.459           5.464           5.517           5.704           5.923
            97-15.500           5.457           5.461           5.514           5.698           5.914
            97-16.500           5.455           5.459           5.511           5.692           5.905
            97-17.500           5.453           5.457           5.508           5.687           5.896
            97-18.500           5.450           5.455           5.505           5.681           5.888
            97-19.500           5.448           5.452           5.502           5.675           5.879
            97-20.500           5.446           5.450           5.499           5.669           5.870
            97-21.500           5.444           5.448           5.496           5.664           5.861
            97-22.500           5.442           5.445           5.493           5.658           5.852

Spread @ Center Price              80              80             115             183             237
                  WAL        29.39653        27.57538        16.32949         6.80228         4.08879
             Mod Durn           14.47           14.07           10.50            5.55            3.57
     Principal Window   Jan34 - Jan35   Aug30 - Jan35   Jun17 - Jan35   Feb11 - Dec12   Dec08 - May09
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A23

BANC OF AMERICA

Balance   $4,467,000.00   Delay           24           WAC(1)   5.811600638   WAM(1)    357
Coupon    5.25000         Dated           01/01/2005   NET(1)   5.554101      WALA(1)   1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-24.500           5.513           5.544           5.746           5.990           6.276
            96-28.500           5.504           5.534           5.726           5.960           6.233
            97-00.500           5.495           5.523           5.707           5.930           6.190
            97-04.500           5.486           5.513           5.688           5.900           6.147
            97-08.500           5.477           5.502           5.668           5.870           6.105
            97-12.500           5.468           5.492           5.649           5.840           6.062
            97-16.500           5.459           5.482           5.630           5.810           6.019
            97-20.500           5.450           5.471           5.611           5.780           5.977
            97-24.500           5.441           5.461           5.591           5.750           5.935
            97-28.500           5.432           5.450           5.572           5.720           5.892
            98-00.500           5.423           5.440           5.553           5.690           5.850
            98-04.500           5.414           5.430           5.534           5.660           5.808
            98-08.500           5.405           5.419           5.515           5.631           5.766

Spread @ Center Price              80              98             160             213             259
                  WAL        27.74267        20.84835         8.45962         4.97993         3.37191
             Mod Durn           14.12           12.27            6.63            4.26            3.00
     Principal Window   May32 - Mar33   Jul24 - Apr27   Oct12 - May14   Oct09 - May10   Apr08 - Jul08
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
              Prepay            0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
             ----   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BM05001 -- 1A24

BANC OF AMERICA

Balance   $4,467,000.00   Delay           24           WAC(1)  5.811600638   WAM(1)   357
Coupon    5.25000         Dated           01/01/2005   NET(1)  5.554101      WALA(1)  1
Settle    01/31/2005      First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
                              1               2               3               4               5
        Price               Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            97-10.500           5.470           5.484           5.601           5.797           6.022
            97-11.500           5.468           5.482           5.597           5.790           6.013
            97-12.500           5.466           5.479           5.593           5.783           6.003
            97-13.500           5.463           5.477           5.589           5.777           5.993
            97-14.500           5.461           5.475           5.585           5.770           5.983
            97-15.500           5.459           5.472           5.581           5.763           5.973
            97-16.500           5.457           5.470           5.577           5.757           5.964
            97-17.500           5.454           5.467           5.573           5.750           5.954
            97-18.500           5.452           5.465           5.569           5.743           5.944
            97-19.500           5.450           5.462           5.565           5.737           5.934
            97-20.500           5.448           5.460           5.561           5.730           5.924
            97-21.500           5.445           5.458           5.557           5.723           5.915
            97-22.500           5.443           5.455           5.553           5.716           5.905

Spread @ Center Price              80              88             139             201             249
                  WAL        28.58715        23.84729        10.69164         5.66305         3.68860
             Mod Durn           14.30           13.15            7.93            4.76            3.26
     Principal Window   Mar33 - Jan34   Apr27 - Aug30   May14 - Jun17   May10 - Feb11   Jul08 - Dec08
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO             2.5             2.5             2.5             2.5             2.5
             CMT_10YR           4.165           4.165           4.165           4.165           4.165
-----------------------------------------------------------------------------------------------------
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.671   3.192   3.339   3.677   4.165   4.655

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.